EXHIBIT 99.1

                                SUPPLY AGREEMENT

     This Supply Agreement ("Agreement") is made as of the 1st day of June, 2004 by and between AmericsourceBergen Drug Corporation ("AmerisourceBergen") with an address at 1300 Morris Drive, Chesterbrook, PA 19087-5594 and Provectus Pharmaceuticals, Inc., with an address of 9377 Oak Ridge Hwy, Knoxville, TN 37631.

     NOW, THEREFORE, for and in consideration of the mutual promises and obligations contained in this Agreement, the parties agree as follows:

     1.   APPOINTMENT OF SUPPLIER

          a. Engagement. AmerisourceBergen and Supplier agree to a nonexclusive arrangement where Supplier agrees to sell products ("the Products") to AmerisourceBergen on the terms and conditions set forth in this Agreement. Supplier hercby appoints AmerisourceBergen (and all of its distribution centers) as an authorized distributor of record for all of its Products. Furthermore, Supplier will comply with all federal, state, professional and other laws, statutes, regulations, rules, policies and protocols requiring Supplier to publicly identify all of its authorized distributors.

          b. Term. This Agreement is effective as of the date set forth above and will continue in effect until June 1, 2005. Thereafter, this Agreement will automatical1y renew for subsequent terms of one
               (1) year.

          c. Breach and Termination. Either party may terminate this Agreement for cause, upon 30 days written notice of a material default to the other party of the reason for termination, and failure of that party to cure the default within the 30 day period. AmerisourceBergen may terminate this Agreement for any reason or no reason upon sixty (60) days notice to Supplier. Any amounts due shall be payable to AmerisourceBergen upon termination.

     2.   PRICE AND PAYMENT

          a. Prices. All prices and offers by Supplier will be available to all AmerisourceBergen and its divisions with similar classes of trade.

          b. Terms of Payment. Unless otherwise agreed, AmerisourceBergen will pay all Supplier invoices for undisputed orders in accordance with the due dates specified; provided that such terms are not less favorable to AmerisourceBergen than any terms offered to any other wholesale customer of Supplier and in no instances shall be less than 2%, 30 days, net 31 days.

               Under no circumstances shall Supplier make additions to any invoice amounts due to Supplier, unless a memorandum from AmerisourceBergen authorizing such additions has been issued by AmerisourceBergen to Supplier. In the event a product is purchased by AmerisourceBergen under Guaranteed Sale conditions, terms will be 2%, 120, Net 121. AmerisourceBergen reserves the right, among other remedies, to suspend further purchases of Product(s) upon failure of Supplier to perform in conformance to this agreement.

          c. New Product Dating and Promotional Terms. Supplier will provide AmerisourceBergen at least sixty (60) days additional dating on invoices of new products, in addition to other pricing and promotional terms provided to any other wholesale customer of Supplier.

          d. Electronic Payments. Supplier will provide AmerisourceBergen the appropriate float days for all electric fund transfers ("EFTs"). Without AmerisourceBergen's prior written consent, the Supplier shall not have the right to debit any AmerisourceBergen account electronically. AmerisourceBergen shall not be deemed in default or lose any cash discount by reason of any delay in receipt or non-receipt by Supplier of funds transferred by EFT unless the delay or non-receipt is the result of the negligence or willful misconduct of AmerisourceBergen.

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          e.   Administrative and Services Fees.  AmerisourceBergen shall charge administrative and service fees for work including rebates, retroactive contracts, credit and rebill processes, marketing support, recalls, corrections of incorrect UPC/NDC numbers, and other actions taken on the suppliers behalf to support product sales.

     3.   AMERISOURCEBERGEN OBLIGATIONS

          a. Stock Product. AmerisourceBergen will make a good faith effort to maintain sufficient stock of Products to satisfactorily supply customer base demand.

          b Legal Compliance. AmerisourceBergen will comply with federal, state and local laws governing the purchase, handling, sale, or distribution of Product purchased under this Agreement.

          c. Documentation. Upon request with respect to any order for controlled substances, AmerisourceBergen will furnish Supplier with commercially reasonable assurances that (1) AmerisourceBergen is authorized to possess and distribute such controlled substances under federal law, and (2) AmerisourceBergen is in compliance with all federal regulations and guidelines promulgated under the Controlled Substances Act of 1970, as amended, with respect to the purchase, handling, storage, repackaging, sale, or distribution of the controlled substance ordered.

          d.   Electronic   Orders.   AmerisourceBergen   will   submit   orders
               electronically in the industry standard format.

          e.   AmerisourceBergen    will   honor   all   invoices    billed   to
               AmerisourceBergen    for    drop    shipments    authorized    by
               AmerisourceBergen.

          f.   Storage   Conditions.   AmerisourceBergen   will  use  reasonable
               commercial efforts to maintain Products under proper conditions, both in storage and in transit to AmerisourceBergen customers.

          g. Short Dated Product. AmerisourceBergen will accept short dated Product in its sole discretion and on a case-by-case basis.

          h.   Internal  Controls.   AmerisourceBergen  will  maintain  internal
               controls to facilitate compliance with its obligations under this Agreement.


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     4.   SUPPLIER OBLIGATIONS

          a. Electronic Orders. Supplier will accept AmerisourceBergen orders electronically in the industry standard format. If AmerisourceBergen is requested to submit orders other than electronically, AmerisourceBergen may require payment of a fee by Supplier for each order submitted.

          b.   Set-up  Sheets.  Supplier  will  provide  AmerisourceBergen  with
               completed   New  Item  Set-Up   Sheets  for  all  new  items  and
               promotional fact sheets for all promotions.

          c. Minimum Orders. Supplier and AmerisourceBergen will set mutually agreeable minimum purchase order amounts.

          d. Delivery Times. Supplier will make commercially reasonable efforts to ship all AmerisourceBergern orders completely and to deliver them with no less than 8 days lead time. Supplier will pay AmerisourceBergen an amount equal to two percent (2%) of the invoice price on each order shipped with greater than eight (8) days lead time as liquidated damages.

          e. Fill Rate. Supplier agrees to maintain no less than a 96% adjusted fill rate measured monthly. In the event that Supplier does not meet the fill rate in any one month, Supplier agrees to pay an amount equal to 2% of the average monthly amount ordered, based upon the orders of the most recently completed quarter.

          f. Shipping labels. Supplier agrees to clearly label all cartons and or pallets with the following shipping information:

                        AmerisourceBergen   Purchase  Order
                        Ship-From   Address
                        Ship-To Address
                        Product   Description
                             (However,   not  for  controlled substances)
                        Item  Number
                        AmerisourceBergen  Item  Number
                        Case Quantity

          g. Drop Ship Orders. In the event AmerisourceBergen elects to drop ship products sourced from the Supplier to a customer, orders will be shipped to AmerisourceBergen or the customer location at AmerisourceBergen's discretion. All other provisions of the agreement, including returns, remain in effect. Supplier must verify in advance that customer is in good standing with the servicing AmerisourceBergen division.

          h. Invoicing. The Supplier will not invoice orders until the product has been shipped to AmerisourceBergen. If orders are not released on the date of the invoice, Supplier will add the additional float days to the payment terms. Invoices transmitted electronically will be sent in the industry standard format.

          i. Shipment Charges, Title and Risk of Loss. All orders are to be shipped by Supplier to AmerisourceBergen FOB destination freight prepaid. Supplier is responsible for all additional charges (detention, sorting, segregation) associated with the delivery. Title to and risk of loss of Products sold hereunder will pass to AmerisourceBergen upon delivery at the designated destination by Supplier.

          j. Short Dated Product. Supplier agrees to ship Products with not less than twelve (12) months' shelf life remaining, unless Product is manufactured with a limited shelf life less than the above, in which case


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               such Product will be shipped per  manufacturer's  guidelines.  At
               AmerisourceBergen's   discretion,  short  dated  Product  may  be
               accepted  on  a   case-by-case   basis  in  individual   purchase
               situations.

          k. Notice of Promotional Activities. Supplier agrees to give AmersourceBergen prior notice of marketing activities to AmerisourceBergen customers involving guaranteed sale provisions and/or other distribution and promotional activities.

          l. Price Increases. If the amount of Product available is restricted, Supplier agrees to make available the entire product allotment to AmerisourceBergen at the time of each pre-announced price increase. If the amount cannot be made available immediately, AmerisourceBergen has the right to deduct the dollar difference between the Wholesaler Acquisition Price (WAP) in effect prior to the pre-announced price increase and the new WAP multiplied by allotment quantities.

          m. Price Protection. Supplier agrees to provide price protection to AmerisourceBergen and to adjust on-hand and in-transit inventory in the event of a product price reduction.

          n.   Accounts  Receivable   Statement.   Supplier  agrees  to  provide
               AmerisourceBergen with a monthly accounts receivable statement of all open transactions.

          o. Date of Price. Supplier agrees to accept purchase orders at the prices in effect on the day the order is transmitted. If purchase orders are not received by AmerisourceBergen on the mutually agreed schedule (which schedule shall not be later than six months from the order date), then a deduction provision may be implemented by AmerisourceBergen. Supplier will notify AmerisourceBergen on the day the order is placed of any product adjustments or held purchase order delays.

          p. Price Changes. Supplier agrees to communicate all price changes to AmerisourceBergen no later than the day they become effective before 6:00 PM Eastern Time. If Supplier does not give notice in accordance with this section, Supplier agrees to compensate AmerisourceBergen for the dollar difference between the WAP in effect prior to the price change and the new WAP multiplied by the number of units sold between the effective date and the date AmerisourceBergen became aware of the price change.

          q. Pricing Variances. Supplier will take steps to resolve consistent pricing variances caused by Supplier's systems and procedure restraints in AmerisourceBergen's favor. If Supplier is unable to correct its systems and/or procedures, AmerisourceBergen will charge an administrative fee for each order requiring adjustment.

          r. Credits. Supplier will pay AmerisourceBergen all compensation due (including without limitation, payments, credits, product allocations, and/or bill back program amounts) within 30 days of determination. Exceptions shall be resolved with
               AmerisourceBergen procurement management. If no attempts or resolutions have been made by Supplier after ninety (90) days, AmerisourceBergen reserves the right to make a deduction with no recourse by Supplier.

          s. Allocation. Supplier agrees to work with AmerisourceBergen to ensure that any allocation program does not cause an out-of-stock situation. If AmerisourceBergen validates to Supplier a potential out-of stock condition, Supplier will adjust ArnerisourceBergen's allocation to meet demand. AmerisourceBergen may require compensation for lost sales and for expenses incurred in connection with any AmerisourceBergen fill rate obligations to its customers. Supplier will provide AmeriasourceBergen no fewer than thirty (30) days advance notice of any changes in Supplier's credit line and allocation processes.

          t. Product Recall Reimbursement. Supplier agrees to abide by all HDMA published guidelines for product recall reimbursement.

          u.   Legal  Compliance.  Supplier will comply with federal,  state and
               local  laws   governing   the   purchase,   handling,   sale,  or
               distribution of Products purchased under this Agreement.

          v. Supporting Information. Supplier shall provide any documentation or instructions to AmerisourceBergen reasonably necessary for full compliance with federal, state and local laws with respect to the handling, storage and distribution of the Products. Supplier shall maintain federal, state and local registrations necessary for the lawful handling of all Products and immediately notify AmerisourceBergen of any denial,


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               revocation or suspension of any such  registration or any changes
               in  the  Products  which   AmerisourceBergen   is  authorized  to
               distribute. Supplier shall report any administrative, civil or criminal action currently pending or arising after the effective date of this Agreement by local, state or federal authorities against Supplier, its officers or employees, regarding alleged violations of the Controlled Substances Act of 1970, as amended, or other comparable legislation, and provide AmerisourceBergen with complete information concerning the disposition of such action.

     5.   RETURNS

          a. AmerisourceBergen will have the right to return to Supplier and receive credit for both outdated Products (one year past expiration) and Products still within six months of their expiration date without incurring a Supplier restocking fee/charge.

          b. AmerisourceBergen will notify Supplier of its intent to return product in order to obtain return authorization from Supplier if required.

          c. AmerisourceBergen will have the right to return new Product to Supplier within the 12-month period following introduction for full credit.

          d. In the event that the Supplier changes its return policy in a manner further limiting returns, AmerisourceBergen reserves the right to return product based on the Supplier Returned Goods Policy in effect at the time of Product purchase.

          e. Supplier will accept AmerisourceBergen returned goods from a third party reverse distribution processor.

          f.   If it is mutually agreed upon that a Product is not returnable:

               - Supplier will reimburse AmerisourceBergen for product destruction cost incurred.
               - Supplier will reimburse AmerisourceBergen for the difference between wholesaler acquisition cost ("WAC") and the average contract price for the product destroyed.

     6.   DAMAGED PRODUCTS

               Damaged Products.  Should Products sold to  AmerisourceBergen  be received in damaged condition (whether noted at receipt or hidden), AmerisourceBergen will note on the delivery slip the apparent damage and shall request that the Supplier remedy the situation by accepting prompt return of Product and replacement with undamaged Product. Damage will be reported immediately to Supplier's Customer Service to determine the disposition instructions and AmerisourceBergen shall hold such damaged Products for inspection by the insurer, the carrier, or Supplier's designated representative. Any inspection of damaged merchandise, including the shipping carton, needs to be completed within 15 days of reporting the incident. In the event the Supplier or its agents cannot inspect and resolve the damage claim within 30 days, AmerisourceBergen reserves the right to deduct any payments made, charge a processing fee for each claim occurrence, and return the product at the Supplier's expense.

     7.   SHIPMENT ERRORS

          a. Shipment Errors. In the event of an incomplete shipment, a shortage in shipment, the misdirection of any delivery, or any overshipment, the Supplier shall immediately contact the AmerisourceBergen purchasing department and shall comply with any reasonable directions provided by AmerisourceBergen. The Supplier will be responsible for any related freight or accessorial charges caused by the error.

     8.   SUPPLIER DIRECT-TO-CUSTOMER CONTRACTS

          a. Participating Customers. Any customer having a current direct purchase contract with Supplier (the "Participating Customer") may request that such purchases be made through AmerisourceBergen as a vendor. Such request must be made by the Participating Customer to AmerisourceBergen in writing. AmerisourceBergen reserves the right to accept or refuse any such request at its sole discretion. Supplier shall inform AmerisourceBergen of the terms, pricing, and other relevant details of its contract with the Participating Customer. AmerisourceBergen shall confirm with Supplier that it has accepted the request. Contract updates and changes should immediately be submitted to the AmerisourceBergen accounting

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               department  for  prompt  application.  Contract  updates  will be retroactive to the date agreed to between Participating Customer and Supplier. AmerisourceBergen reserves the right to charge the Supplier for all credit and rebill activity to the Customer
               resulting    from    Supplier's    untimely    notification    to
               AmerisourceBergen of contract changes. SUPPLIER CANNOT MAKE CLAIMS TO THE PARTICIPATING CUSTOMER REGARDING AMERISOURCEBERGEN DELIVERY PERFORMANCE.

          b. Chargeback Claims. AmerisourceBergen shall provide proof of chargeback claims with the Participating Customer. AmerisourceBergen requires the use of EDI transactions to submit claim and Supplier agrees to provide acknowledgement in return. All chargeback claims are to be paid within 15 days from the date of claim.

          c. Issuance of Credit. Upon its receipt and approval of AmerisourceBergen's claims submitted under paragraph 8b above. Supplier shall issue a credit memo to AmerisourceBergen in the amount of the difference between the wholesale price on the date invoiced and the undiscounted contract price agreed upon between AmerisourceBergen and the Participating Customer. Such credit shall be applied against subsequent purchases by Participating Custorner pursuant to this Agreement. AmerisourceBergen will only deduct the credit amount when chargeback claims are not being processed within 15 days of the claim. In the event a Participating Customer returns Product(s) to AmerisourceBergen and such Product(s) was reported by Participating Customer as a sale subject to a chargeback, Participating Customer shall report such returns in accordance with this section and Supplier shall reverse any chargebacks issued for such Product(s) by appropriate adjustment to any credit memo(s) from Supplier to AmerisourceBergen.

          d. Time Limitation. AmerisourceBergen chargeback claims must be submitted within six (6) months from the date of sale to the Participating Customer. In the event new information surfaces that cause corrections and adjustments to sales reports, claims can be reopened and resubmitted within twelve (12) months of the date of sale. AmerisourceBergen reserves the riht to deduct unpaid claims from current purchase activity.

          e. Termination/Modification. AmerisourceBergen reserves the right to terminate participation in the Supplier's direct-to-customer programs with ten (10) days notice to Participating Customer and Supplier. In the event of such termination, AmerisourceBergen shall receive credit for sales made prior to the date of termination, provided that all such sales are reported within the periods indicated above. Participating Customer shall rcturn to AmerisourceBergen any contract specific Products remaining in its inventory at the time of termination, and shall receive credit for these Products. AmerisourceBergen reserves the right to return to Supplier any excess inventory of product(s) resulting from program termination.

          f. All direct to customer contract and chargeback matters not set forth in this section are governed by the AmerisourceBergen Contract and Chargeback Administration Policy as amended from time to time.

     9.   INSPECTION OF RECORDS

          Supplier and AmerisourceBergen agree to maintain complete and accurate records of all transactions related to the conduct of business. Both parties will perrmit inspection of records upon reasonable notice during regular business hours for the purpose of resolving business disputes. If based on any such inspection or audit it is determined that either party has received excess credits or taken any unearned discounts, the party shall immediately pay any excess amount.

     10.  CONFIDENTIALITY

          All documents and other information provided to Supplier by AmerisourceBergen pursuant to this Agreement, including any information concerning prices, quantities purchased by any customer or other terms and conditions, shall be held by Supplier in strict confidence and not disclosed either directly or indirectly to any third party during the term of this Agreement and for five (5) years thereafter Supplier acknowledges that money damages alone would not be a sufficient remedy for any violation by it of the terms of this Agreement addressing use or disclosure of other confidential information of AmerisourceBergen and that AmerisourceBergen will be entitled (in addition to any other remedies which may be available to it at law or in equity) to specific performance and injunctive relief as remedies for any such violation.

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     11.  WARRANTY/INDEMNITY

          a. Warranty. Supplier guarantees to AmerisourceBergen and each of its subsidiary corporations and affiliates that each shipment or other delivery of any food, drugs, devices cosmetics, or other merchandise now or hereafter made by the undersigned, its subsidiaries, divisions or affiliated companies to or on the order of AmerisoureBergen or any of its subsidiaries or affiliates will not be, at the time such shipment or delivery, adulterated, misbranded, or otherwise prohibited within the meaning ofthe Federal Food, Drug and Cosmetic Act, 21 U S C A 301 et Seq., as amended, and in effect at the time of shipment or delivery (the Act) or within the meaning of any applicable state or municipal law in which the definition of adulteration or misbranding are substantially the same as those contained in the Act, and such merchandise is not, at the time of such shipment or delivery, merchandise which may not be introduced or delivered for introduction into interstate commerce under the provisions of sections 301, 404 or 505 of the Act (21 U.S.C.A.331, 344 and
               355), and such merchandise is merchandise which may be legally transported or sold under the provisions of any other applicable federal, state or municipal law. Supplier guarantees further that only those chemicals or sprays approved by federal, state or municipal authorities have been used, and any residue in excess of the amount allowed by any such authorities has been removed.

          b. Product Indemnification. Supplier agrees to defend, indemnify and hold AmerisourceBergen and each of its subsidiaries and affiliates harmless against any and all claims, losses, damages, and liabilities whatsoever (and expenses connected therewith, including counsel fees) arising as a result of (a) any actual or asserted violation(s) of the Act or any other federal, state or local law or regulation by virtue of winch products or merchandise sold, supplied, or delivered by Supplier shall be alleged or determined to be adulterated misbranded, mislabeled or otherwise not in full compliance with or in contravention of any federal, state or local law or regulation, (b) the possession, distribution, sale and/or use of or by reason of the seizure of, any of the Supplier's Products, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage, and (c) any actual or asserted claim that Supplier's Products or merchandise infringe any proprietary or intellectual property rights of any person, including without limitation the infringement of any trademarks or service names, trade names, trade secrets, inventions, patents or the violation of any copyright laws or any other applicable federal, state or local laws.

          c. Insurance. Supplier agrees to maintain primary and noncontributing Products Liability Insurance of not less than US $5,000,000.00 per occurrence, Combined Single Limit (Bodily Injury and Property Damage) including AmerisourceBergen and its subsidiaries and affiliates as Additional Insured including a Broad Form Vendors Endorsement, with provision for at least 30 days' prior written notice to the additional Insured in the event of cancellation or material reduction of coverage and upon request promptly submit satisfactory evidence of such insurance. All insurance coverage must be with a carrier acceptable to AmerisourceBergen, at its sole discretion.

          d. The provisions set forth in this Section 11 are in addition to, and in lieu of, any terms set forth in any purchase orders accepted by the undersigned or any separate agreement entered into between AmerisourceBergen or any of its subsidiaries or affiliates and Supplier or any of its affiliates. In the event of any conflict between the language of other documents and the language set forth herein, the language herein shall be controlling.

     12.  RELATION OF PARTIES

          a. Except as otherwise specified, AmerisourceBergen is acting pursuant to this Agreement in the capacity of an independent contractor dealing in the Products of Supplier as well as products of other manufacturers.

          b. AmerisourceBergen will not make any representations or warranties relating to the Products, nor shall AmerisourceBergen have authority to bind Supplier unless agreed between Supplier and AmerisourceBergen.

          c.   Supplier  shall not use  AmerisourceBergen's  name  trademarks or
               commercial   symbols   without  the  prior  written   consent  of
               AmerisourceBergen.

          d. Nothing contained in this Agreement shall be interpreted or construed so as to characterize the relationship between the parties as a joint venture, partnership, agency, or franchise for any purposes whatsoever.

     13.  INDEMNIFICATION

     Supplier shall indemnify, defend and hold harmless AmerisourceBergen, its agents, servants, employees, officers, directors, attorneys, subsidiaries and assigns from and against all claims (including, but not limited to, product liability claims), losses, damages, liabilities and expenses (including, but not limited to, attorneys' fees and court costs) arising as a result of negligence, illegality or wrongdoing of any kind alleged or actual on the part of Supplier. This is in addition to any remedies specifically set forth elsewhere in this Agreement.

     14.  MISCELLANEOUS

          a. Notice. Any notice required or permitted hereunder shall be deemed given when deposited, postage prepaid, in the United
               States mail addressed to the receiving party at its address indicated on page 1 of this Agreement or to such other address as such party shall have indicated by written notice. A copy of any notice provided to AmerisourceBergen must also be sent to AmerisourceBergen's General Counsel at the AmerisourceBergen address listed on page 1.

          b. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, AmerisourceBergen may assign its rights and obligations hereunder without the consent of Supplier to a subsidiary or affiliate or to an entity which purchases all or substantially all of AmerisourceBergen's or Supplier's stock or assets or acquires control of AmerisourceBergen or Supplier whether by merger, consolidation or any other means.

          c. Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          d. Legal Compliance. It is the intent of the parties to this agreement to comply now, and hereafter during the term of this agreement with all federal, state, professional and other laws, statutes, regulations, rules, policies and protocols applicable to the subject matter of the agreement and the relationship of the parties, including without limitation, any reporting obligations under any state or federal law. In the event there is any change in law, regulation or interpretation thereof that has the effect of prohibiting any right or obligation of a party under the agreement or materially affects such right or obligation, then such party may upon notice to the other party immediately terminate this agreement in whole or in part.

          e. Force Majeure. Each party's obligation under this Agreement will be excused to the extent any delay is caused by strikes or other labor disturbance, acts of God, war, or other conditions beyond the reasonable control of that party, but only during the duration of such condition.

          f. Benefits. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

          g. Complete Agreement. This Agreement contains the entire agreement between the parties and supersedes any prior agreement or understanding between the parties THE TERMS OF ANY PURCHASE ORDER OR OTHER DOCUMENT ISSUED BY AMERISOURBBERGEN AND AGREED TO BY SUPPLIER MAY SUPERCEDE THISS AGREEMENT ONLY FOR THE PURCHASE TRANSACTION FOR WHICH IT APPLIES AND ONLY ON THE POINTS THAT ARE IN CONFLICT. Acceptance and shipment of a Purchase Order is acceptance of the differences with this agreement.

          h. Modification. This Agreement may be modified, or rights hereunder waived, only in a writing signed by both parties that expressly references this Agreement.

          i. Attorney's Fees. In the event that AmerisourceBergen brings an action for a breach of this Agreement by Supplier, Supplier shall pay AmerisourceBergen's reasonable attorneys' fees and expenses.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives.

Dated:  June 1, 2004

/s/ SUPPLIER                                              /S/ AMERISOURCEBERGEN